UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2026

enGene Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-41854	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220
Saint-Laurent, Quebec, Canada		H4R 2P1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 514 332-4888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common Share, at an exercise price of $11.50 per Common Share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth under the caption “Financial and Operational Updates – Preliminary Financial Information for the Fiscal Year Ended October 31, 2026” in Item 8.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 11, 2026, enGene Therapeutics Inc. (the “Company”) updated its Corporate Presentation and its Investor Presentation, copies of which are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Update on Phase 2 LEGEND Trial

On November 11, 2026, the Company announced results from the pivotal Cohort 1 of its ongoing, Phase 2 LEGEND trial of detalimogene, and alignment with the FDA on key components of the planned Biologics License Application. A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Financial Updates

The Company wishes to provide certain financial updates, as described further below.

Preliminary Financial Information for the Fiscal Year Ended October 31, 2026

The Company has not yet finalized its financial statements as of and for the fiscal year ended October 31, 2026 (“Fiscal Year 2026”). However, based on its current estimates, the Company expects to report that it had approximately $245.8 million in cash, cash equivalents and marketable securities as of October 31, 2026.

The actual amounts that the Company reports for Fiscal Year 2026 will be subject to its financial closing procedures and any final adjustments that may be made prior to the time its financial results for Fiscal Year 2026 are finalized and filed with the SEC. The preliminary financial information included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. KPMG LLP has not audited, reviewed, examined, compiled, or applied agreed-upon procedures with respect to the preliminary financial information and, accordingly, does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, investors should not place undue reliance on these preliminary estimates. The Company assumes no duty to update these preliminary estimates except as required by law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, the development of detalimogene, the potential benefits of detalimogene, enGene’s estimates regarding expenses, debt obligations and capital requirements necessary to fund its current operating plan, the expected period over which enGene estimates its cash and marketable securities will be sufficient to fund its current operating plan, plans regarding regulatory interactions for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, our current views and market research on the non-muscle invasive bladder cancer market, the depth, breadth and quality of our market research, our conclusions, implications or take-aways from the results of our market research, estimates, projections or forecasts of payer coverage of therapies, projected revenues for detalimogene at pricing parity with new therapies, the size of the addressable BCG unresponsive population, our expectations regarding the frequency or manner in which healthcare providers may use detalimogene, potential growth of the potential patient population, sequencing of products, the potential benefits of combining a surfactant bladder rinse with detalimogene, including the potential for increased efficacy and durability, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene. These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. (“enGene”), are not predictions of actual performance, and are subject to risks and uncertainties. Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene’s control, that may cause actual events or results to differ materially from enGene’s current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene.

Management’s expectations and, therefore, any forward-looking statements in this report could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov).

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ. In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this report. enGene anticipates that subsequent events and developments will cause enGene’s assessments to change. While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Corporate Presentation, dated November 2026
99.2	Investor Presentation, dated November 2026
99.3	Press Release, dated November 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE THERAPEUTICS INC.

Date:	November 12, 2026	By:	/s/ Ronald H. W. Cooper
Name: Ronald H. W. Cooper Title: Chief Executive Officer